PRELIMINARY TERM SHEET
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                                 [GMAC RFC Logo]


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                           $190,836,604 (APPROXIMATE)
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                              RFMSI SERIES 2001-SA1
                       MORTGAGE PASS-THROUGH CERTIFICATES
                          PUBLICLY OFFERED CERTIFICATES
--------------------------------------------------------------------------------

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                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                            SELLER & MASTER SERVICER
--------------------------------------------------------------------------------

  THE FOLLOWING IS A PRELIMINARY TERM SHEET. ALL TERMS AND STATEMENTS ARE SUBJECT TO CHANGE.

                           [Salomon Smith Barney Logo]

                                  JUNE 6, 2001

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). The information contained herein will also be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supercedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by SSB. All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final prospectus and prospectus supplement may be obtained by contacting SSB at (212) 723-6217.

RFMSI SERIES 2001-SA1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-SA1
PUBLICLY OFFERED CERTIFICATES, $190,836,604 (APPROXIMATE)
--------------------------------------------------------------------------------


                               COLLATERAL SUMMARY

Statistics  for the  Mortgage  Loans  are  listed  below  as of the  Statistical
Calculation Date of May 1, 2001.

                                                 SUMMARY STATISTICS     RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      409

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $192,181,877.06
  AVERAGE CURRENT PRINCIPAL BALANCE:             $469,882.34            $93,846.59 to $999,219.91

  WTD. AVG. LOAN RATE:                           7.088%                 6.125% to 8.750%
  WTD. AVG. GROSS MARGIN:                        2.757%                 2.750% to 5.000%
  WTD. AVG. MAXIMUM LOAN RATE:                   12.134%                11.125% to 15.250%
  WTD. AVG. INITIAL CAP:                         4.960%                 2.000% to 6.000%
  WTD. AVG. PERIODIC CAP:                        1.996%                 0.000% to 2.000%
  INDEX:                                         1-yr. Treasury
                                                 100.00%

  WTD. AVG. CREDIT SCORE:                        721                    623 to 819

  WTD. AVG. ORIGINAL LTV:                        68.18%                 17.00% to 95.00%

  WTD. AVG. NEXT INTEREST RATE CHANGE:           3/19/2006              7/2004 to 5/2006

  WTD. AVG. REMAINING TERM (MONTHS):             358.59                 338.00 to 360.00
  WTD. AVG. SEASONING (MONTHS):                  1.41                   0.00 to 22.00

  FIRST PAY DATE:                                                       8/1999 to 6/2001
  MATURITY DATE:                                                        7/2029 to 5/2031

  GEOGRAPHIC DISTRIBUTION: (1)                   California     78.20%
                                                 Washington      4.87%
                                                 Illinois        3.94%

  MAXIMUM ZIP CODE CONCENTRATION:                95070 (2.14%)




--------
(1) Other states account individually for less than 2% of the pool balance.

--------------------------------------------------------------------------------
The disclaimer on the cover applies to each page of this document. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSI SERIES 2001-SA1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-SA1
PUBLICLY OFFERED CERTIFICATES, $190,836,604 (APPROXIMATE)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                            CURRENT PRINCIPAL BALANCE

                                                                                % OF STAT. CALC.
  BALANCE ($)                       MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  50,000.01 - 100,000.00                 1                   93,846.59                0.05
  100,000.01 - 150,000.00                3                  354,097.27                0.18
  150,000.01 - 200,000.00                3                  552,313.14                0.29
  200,000.01 - 250,000.00                1                  207,740.23                0.11
  250,000.01 - 300,000.00               18                5,287,201.63                2.75
  300,000.01 - 350,000.00               81               26,580,663.61               13.83
  350,000.01 - 400,000.00               64               24,167,624.07               12.58
  400,000.01 - 450,000.00               68               28,884,542.40               15.03
  450,000.01 - 500,000.00               46               21,817,947.99               11.35
  500,000.01 - 550,000.00               32               16,933,627.87                8.81
  550,000.01 - 600,000.00               23               13,403,978.54                6.97
  600,000.01 - 650,000.00               19               11,985,360.52                6.24
  650,000.01 - 700,000.00                5                3,367,769.39                1.75
  700,000.01 - 750,000.00                8                5,803,297.88                3.02
  750,000.01 - 800,000.00                9                7,061,457.98                3.67
  800,000.01 - 850,000.00                7                5,841,518.09                3.04
  850,000.01 - 900,000.00                5                4,462,114.82                2.32
  900,000.01 - 950,000.00                8                7,451,174.01                3.88
  950,000.01 - 1,000,000.00              8                7,925,601.03                4.12

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                                    LOAN RATE

                                                                                % OF STAT. CALC.
  RATE (%)                          MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  6.000  -  6.499                        7                2,767,613.60                1.44
  6.500  -  6.999                       93               42,561,616.32               22.15
  7.000  -  7.499                      275              131,190,825.77               68.26
  7.500  -  7.999                       28               13,708,451.79                7.13
  8.000  -  8.499                        5                1,768,569.58                0.92
  8.500  -  8.999                        1                  184,800.00                0.10

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
The  disclaimer on the cover applies to each page of this  document.  If you did not  receive  such a  disclaimer,  please  contact  your  Salomon  Smith  Barney
Financial Advisor immediately.



RFMSI SERIES 2001-SA1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-SA1
PUBLICLY OFFERED CERTIFICATES, $190,836,604 (APPROXIMATE)
--------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
                                MAXIMUM LOAN RATE

                                                                                % OF STAT. CALC.
  RATE (%)                          MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  11.000 - 11.499                        7                2,767,613.60                1.44
  11.500 - 11.999                       88               39,761,482.30               20.69
  12.000 - 12.499                      269              127,993,916.98               66.60
  12.500 - 12.999                       31               15,986,666.66                8.32
  13.000 - 13.499                        9                3,688,322.69                1.92
  13.500 - 13.999                        2                  773,801.17                0.40
  14.000 - 14.499                        2                  618,035.86                0.32
  15.000 - 15.499                        1                  592,037.80                0.31

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------



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                              NEXT ADJUSTMENT DATE

                                                                                % OF STAT. CALC.
  DATE                              MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  JULY 2004                              1                  384,720.42                0.20
  SEPTEMBER 2004                         1                  322,196.86                0.17
  NOVEMBER 2004                          1                  302,214.13                0.16
  FEBRUARY 2005                          2                  924,087.19                0.48
  APRIL 2005                             1                  400,000.00                0.21
  JUNE 2005                              1                  282,949.84                0.15
  AUGUST 2005                            1                  184,800.00                0.10
  OCTOBER 2005                           1                  339,573.35                0.18
  NOVEMBER 2005                          1                  841,451.04                0.44
  DECEMBER 2005                          4                1,798,597.29                0.94
  JANUARY 2006                          11                5,497,790.42                2.86
  FEBRUARY 2006                          8                4,055,341.26                2.11
  MARCH 2006                            22                9,433,424.19                4.91
  APRIL 2006                           329              156,636,421.07               81.50
  MAY 2006                              25               10,778,310.00                5.61

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------


--------------------------------------------------------------------------------
The  disclaimer on the cover applies to each page of this  document.  If you did not  receive  such a  disclaimer,  please  contact  your  Salomon  Smith  Barney
Financial Advisor immediately.


RFMSI SERIES 2001-SA1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-SA1
PUBLICLY OFFERED CERTIFICATES, $190,836,604 (APPROXIMATE)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                  ORIGINAL LTV

                                                                                % OF STAT. CALC.
  LOAN-TO-VALUE (%)                 MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25.00                               4                2,773,755.58                1.44
  25.01 - 30.00                          4                1,952,947.25                1.02
  30.01 - 35.00                          9                4,993,076.67                2.60
  35.01 - 40.00                          6                3,781,311.09                1.97
  40.01 - 45.00                          3                1,558,737.11                0.81
  45.01 - 50.00                         14                7,662,886.43                3.99
  50.01 - 55.00                         19                8,643,204.87                4.50
  55.01 - 60.00                         24               12,513,513.63                6.51
  60.01 - 65.00                         31               16,384,524.51                8.53
  65.01 - 70.00                         53               25,031,087.28               13.02
  70.01 - 75.00                        100               47,764,949.25               24.85
  75.01 - 80.00                        115               49,937,295.33               25.98
  80.01 - 85.00                          1                  309,251.86                0.16
  85.01 - 90.00                         21                7,205,134.37                3.75
  90.01 - 95.00                          5                1,670,201.83                0.87

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                  CREDIT SCORE

                                                                                % OF STAT. CALC.
  FICO                              MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  620 - 629                              4                1,885,738.53                0.98
  630 - 639                              5                2,647,015.12                1.38
  640 - 649                              9                3,945,612.42                2.05
  650 - 659                             10                4,089,551.97                2.13
  660 - 669                             21                8,536,764.14                4.44
  670 - 679                             29               13,470,578.27                7.01
  680 - 689                             30               14,670,197.98                7.63
  690 - 699                             31               14,906,262.11                7.76
  700 - 709                             31               15,177,934.59                7.90
  710 - 719                             24               10,971,477.83                5.71
  720 - 729                             29               13,142,944.19                6.84
  730 - 739                             40               18,115,310.57                9.43
  740 - 749                             32               15,252,530.53                7.94
  750 - 759                             41               20,670,669.31               10.76
  760 - 769                             22               10,738,346.87                5.59
  770 - 779                             24               11,493,450.09                5.98
  780 - 789                             16                7,412,197.81                3.86
  790 - 799                              7                3,315,421.86                1.73
  800 - 809                              3                1,450,116.50                0.75
  810 - 819                              1                  289,756.37                0.15

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
The  disclaimer on the cover applies to each page of this  document.  If you did not  receive  such a  disclaimer,  please  contact  your  Salomon  Smith  Barney
Financial Advisor immediately.


RFMSI SERIES 2001-SA1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-SA1
PUBLICLY OFFERED CERTIFICATES, $190,836,604 (APPROXIMATE)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                               DOCUMENTATION TYPE

                                                                                % OF STAT. CALC.
  TYPE                              MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FULL DOCUMENTATION                   385              181,752,176.93               94.57
  EASY DOCUMENTATION                    19                8,326,779.44                4.33
  FAST DOCUMENTATION                     5                2,102,920.69                1.09

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                OCCUPANCY STATUS

                                                                                % OF STAT. CALC.
  STATUS                            MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  OWNER-OCCUPIED                       409              192,181,877.06              100.00

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                  PROPERTY TYPE

                                                                                % OF STAT. CALC.
  TYPE                              MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY DETACHED               315              149,776,280.05               77.93
  PUD DETACHED                          62               28,803,310.56               14.99
  CONDO < 5                             24               10,243,078.45                5.33
  CONDO > 8                              3                1,411,276.65                0.73
  TOWNHOUSE                              1                  550,000.00                0.29
  MID-RISE CONDO                         2                  632,524.95                0.33
  PUD ATTACHED                           2                  765,406.40                0.40

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------


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                                  LOAN PURPOSE

                                                                                % OF STAT. CALC.
  PURPOSE                           MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  RATE/TERM REFINANCE                  205              101,009,036.63               52.56
  PURCHASE                             125               56,141,700.63               29.21
  CASH-OUT REFINANCE                    79               35,031,139.80               18.23

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
The  disclaimer on the cover applies to each page of this  document.  If you did not  receive  such a  disclaimer,  please  contact  your  Salomon  Smith  Barney
Financial Advisor immediately.



RFMSI SERIES 2001-SA1
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-SA1
PUBLICLY OFFERED CERTIFICATES, $190,836,604 (APPROXIMATE)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                            GEOGRAPHIC CONCENTRATION

                                                                                % OF STAT. CALC.
  STATE                             MORTGAGE           STAT. CALC. DATE               DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  ALABAMA                                2                  927,660.79                0.48
  ARIZONA                                4                1,760,933.63                0.92
  CALIFORNIA                           314              150,294,639.39               78.20
  COLORADO                               3                1,071,515.37                0.56
  CONNECTICUT                            3                1,111,603.52                0.58
  DISTRICT OF COLUMBIA                   1                  550,000.00                0.29
  FLORIDA                                4                1,327,693.51                0.69
  GEORGIA                                5                1,874,253.01                0.98
  ILLINOIS                              15                7,567,741.69                3.94
  INDIANA                                1                  309,251.86                0.16
  MARYLAND                               5                2,090,860.92                1.09
  MASSACHUSETTS                          3                1,238,847.90                0.64
  MICHIGAN                               5                2,575,069.47                1.34
  MINNESOTA                              2                1,082,244.14                0.56
  MISSOURI                               1                  522,549.71                0.27
  NEVADA                                 1                  334,711.57                0.17
  NEW MEXICO                             1                  598,938.34                0.31
  NEW YORK                               1                  364,000.00                0.19
  NORTH CAROLINA                         2                  650,933.77                0.34
  OREGON                                 6                2,728,447.92                1.42
  TEXAS                                  3                1,254,765.92                0.65
  VIRGINIA                               6                2,581,501.91                1.34
  WASHINGTON                            21                9,363,712.72                4.87

  TOTAL:                               409              192,181,877.06              100.00

-------------------------------- ---------------- --------------------------- ---------------------


--------------------------------------------------------------------------------
The disclaimer on the cover applies to each page of this document. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.